Exhibit 99.1

4675 MacArthur Court, Suite 800

Newport Beach, California 92660 USA

949.437.1000   fax: 949.724.1397

www.cleanenergyfuels.com

Clean Energy Reports Gallons Delivered Rose 24% and Revenue up 43% During The First Quarter of 2014

NEWPORT BEACH, Calif.—(BUSINESS WIRE)— Clean Energy Fuels Corp. (NASDAQ: CLNE) (Clean Energy or the Company) today announced operating results for the first quarter ended March 31, 2014.

Gallons delivered (defined below) for the first quarter of 2014 totaled 59.3 million gallons, compared to 49.9 million gallons delivered in the same period a year ago. Gallons delivered were up 24% for the first quarter of 2014 when excluding 2.2 million gallons delivered in the first quarter of 2013 by the Company’s Peruvian joint venture, which was sold in March of 2013.

Revenue for the first quarter ended March 31, 2014 was $95.3 million, which was up from $93.0 million for the first quarter of 2013.  Excluding the VETC revenue in the first quarter of 2013, revenue increased 43% between periods. When comparing periods, note that the Company recognized revenue attributable to the volumetric excise tax credit (VETC) of $26.2 million in the quarter ended March 31, 2013, but did not recognize any revenue attributable to VETC in the first quarter of 2014 as the legislation under which the Company received such revenue expired on December 31, 2013.

Andrew J. Littlefair, Clean Energy’s President and Chief Executive Officer, stated “We believe our years of experience and leadership position in established markets like refuse and transit are positioning us extremely well to capitalize on the young, but significant opportunity in the heavy-duty truck market.  Opening stations and adding incremental volume to existing stations are top priorities for our company and we continue to make significant progress toward those goals.”

Adjusted EBITDA for the first quarter of 2014 was $(6.8) million. This compares with adjusted EBITDA of $20.0 million in the first quarter of 2013. Adjusted EBITDA in the first quarter of 2013 included $26.2 million of VETC revenue.  Adjusted EBITDA is described below and reconciled to the GAAP measure net loss attributable to Clean Energy Fuels Corp.

Non-GAAP loss per share for the first quarter of 2014 was $(0.30), compared with non-GAAP earnings per share for the first quarter of 2013 of $0.03. Non-GAAP loss per share in the first quarter of 2013 included $26.2 million of VETC revenue.  Non-GAAP loss per share is described below and reconciled to the GAAP measure net loss attributable to Clean Energy Fuels Corp.

On a GAAP basis, net loss for the first quarter of 2014 was $28.6 million, or $0.30 per share, and included a non-cash gain of $4.5 million related to the accounting treatment that requires Clean Energy to value its Series I warrants and mark them to market, a non-cash charge of $3.4 million related to stock-based compensation, foreign currency losses of $0.3 million on the Company’s purchase notes issued in September 2010 in connection with the Company’s acquisition of IMW Industries, Ltd. (IMW), a $0.5 million write down of the value of the remaining shares the Company expects to receive from Westport Innovations, Inc. from the sale of its former subsidiary BAF Technologies, Inc. (WPRT Holdback Shares Write-Down), and $0.1 million in additional lease exit charges related to the move of the Company’s headquarters (HQ Lease Exit). This compares with a net loss for the first quarter of 2013 of $3.9 million, or $0.04 per share, which included a non-cash loss of $0.5 million related to marking to market the Series I warrants, $6.2 million of non-cash stock-based compensation charges, and foreign currency losses of $0.2 million on the IMW purchase notes.

Non-GAAP Financial Measures

To supplement the Company’s consolidated financial statements, which statements are prepared and presented in accordance with generally accepted accounting principles (GAAP), the Company uses non-GAAP financial measures called non-GAAP earnings per share (non-GAAP EPS or non-GAAP earnings/loss per share) and Adjusted EBITDA. Management has presented non-GAAP EPS and Adjusted EBITDA because it uses these non-GAAP financial measures to assess its operational performance, for financial and operational decision-making, and as a means to evaluate period-to-period comparisons on a consistent basis. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s performance by excluding certain non-cash or non-recurring expenses that are not directly attributable to its core operating results. In addition, management believes these non-GAAP financial measures are useful to investors because: (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision making; (2) they exclude the impact of non-cash or, when specified, non-recurring items that are not directly attributable to the Company’s core operating performance and that may obscure trends in the core operating performance of the business; and (3) they are used by institutional investors and the analyst community to help them analyze the results of Clean Energy’s business. In future quarters, the Company may make adjustments for other non-recurring significant expenditures or significant non-cash charges in order to present non-GAAP financial measures that are indicative of the Company’s core operating performance.

Non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, the Company’s GAAP results. The Company expects to continue reporting non-GAAP financial measures, adjusting for the items described below, and the Company expects to continue to incur expenses similar to the non-cash, non-GAAP adjustments described below. Accordingly, unless otherwise stated, the exclusion of these and other similar items in the presentation of non-cash, non-GAAP financial measures should not be construed as an inference that these costs are unusual, infrequent or non-recurring. Non-GAAP EPS and Adjusted EBITDA are not recognized terms under GAAP and do not purport to be an alternative to GAAP earnings/loss per share or operating income (loss) as an indicator of operating performance or any other GAAP measure. Moreover, because not all companies use identical measures and calculations, the presentation of non-GAAP EPS or Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. These limitations are compensated for by management by using non-GAAP EPS and Adjusted EBITDA in conjunction with traditional GAAP operating performance and cash flow measures.

Non-GAAP EPS

Non-GAAP EPS is defined as net income (loss) attributed to Clean Energy Fuels Corp., plus stock-based compensation charges, net of related tax benefits, plus or minus any mark-to-market losses or gains on the Company’s Series I warrants, plus or minus the foreign currency losses or gains on the Company’s IMW purchase notes, plus the WPRT Holdback Shares Write-Down, and plus the HQ Lease Exit, the total of which is divided by the Company’s weighted average shares outstanding on a diluted basis. The Company’s management believes that excluding non-cash charges related to stock-based compensation provides useful information to investors because the varying available valuation methodologies, the volatility of the expense (which depends on market forces outside of management’s control), and the subjectivity of the assumptions and the variety of award types that a company can use under the relevant accounting guidance may obscure trends in the Company’s core operating performance. Similarly, the Company’s management believes that excluding the non-cash, mark-to-market losses or gains on the Company’s Series I warrants is useful to investors because the valuation of the Series I warrants is based on a number of subjective assumptions, the amount of the loss or gain is derived from market forces outside management’s control, and it enables investors to compare the Company’s performance with other companies that have different capital structures. The Company’s management believes that excluding the foreign currency gains and losses on the IMW purchase notes provides useful information to investors as the amounts are based on market conditions outside of management’s control and the amounts relate to financing the acquisition of the business as opposed to the core operations of the Company. The Company’s management believes that excluding the WPRT Holdback Shares Write-Down and the HQ Lease Exit amounts is useful to investors because they are not part of the core operations of the Company.

The table below shows non-GAAP EPS and also reconciles these figures to the GAAP measure net loss attributable to Clean Energy Fuels Corp.:

	Three Months Ended March 31,
(in 000s, except per-share amounts)	2013	2014
Net Loss Attributable to Clean Energy Fuels Corp.	$(3,871)	$(28,593)
Stock Based Compensation, Net of Tax Benefits	6,212	3,420
Mark-to-Market Loss (Gain) on Series I Warrants	466	(4,455)
Foreign Currency Loss on IMW Purchase Notes	192	343
WPRT Holdback Shares Write-Down	—	463
HQ Lease Exit	—	55
Adjusted Net Income (Loss)	$2,999	$(28,767)
Diluted Weighted Average Common Shares Outstanding	93,132,454	94,676,325
Non-GAAP Loss Per Share	$0.03	$(0.30)

Adjusted EBITDA

Adjusted EBITDA is defined as net income (loss) attributable to Clean Energy Fuels Corp., plus or minus income tax expense or benefit, plus or minus interest expense or income, net, plus depreciation and amortization expense, plus or minus the foreign currency losses or gains on the Company’s IMW purchase notes, plus stock-based compensation charges, net of related tax benefits, plus or minus any mark-to-market losses or gains on the Company’s Series I warrants, plus the WPRT Holdback Shares Write-Down, and plus the HQ Lease Exit. The Company’s management believes that Adjusted EBITDA provides useful information to investors for the same reasons discussed above for Non-GAAP EPS. In addition, management internally uses Adjusted EBITDA to determine elements of executive and employee compensation.

The table below shows Adjusted EBITDA and also reconciles these figures to the GAAP measure net loss attributable to Clean Energy Fuels Corp.:

	Three Months Ended March 31,
(in 000s)	2013	2014
Net Loss Attributable to Clean Energy Fuels Corp.	$(3,871)	$(28,593)
Income Tax Expense	1,805	962
Interest Expense, Net	5,071	9,510
Depreciation and Amortization	10,158	11,515
Foreign Currency Loss on IMW Purchase Notes	192	343
Stock Based Compensation, Net of Tax Benefits	6,212	3,420
Mark-to-Market Loss (Gain) on Series I Warrants	466	(4,455)
WPRT Holdback Shares Write-Down	—	463
HQ Lease Exit	—	55
Adjusted EBITDA	$20,033	$(6,780)

Gallons Delivered

The Company defines “gallons delivered” as its compressed natural gas (CNG), liquefied natural gas (LNG), renewable natural gas (RNG) and the gallons associated with providing operations and maintenance services delivered to its customers during the period.

Today’s Conference Call

The Company will host an investor conference call today at 4:30 p.m. Eastern time (1:30 p.m. Pacific). Investors interested in participating in the live call can dial 1.877.407.4018 from the U.S., and international callers can dial 1.201.689.8471. A telephone replay will be available approximately two hours after the call concludes, through Sunday, June 8, 2014, which can be reached by dialing 1.877.870.5176 from the U.S., or 1.858.384.5517 from international locations, and entering Replay Pin Number 13580799. There also will be a simultaneous, live webcast available on the Investor Relations section of the Company’s web site at www.cleanenergyfuels.com, which will be available for replay for 30 days.

About Clean Energy Fuels

Clean Energy Fuels Corp. (Nasdaq: CLNE) is the largest provider of natural gas fuel for transportation in North America. We build and operate CNG and LNG fueling stations; manufacture CNG and LNG equipment and technologies for ourselves and other companies; develop RNG production facilities; and deliver more CNG, LNG, and Redeem RNG fuel than any other company in the U.S. For more information, visit www.cleanenergyfuels.com.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks, uncertainties and assumptions, such as statements regarding the transition of the heavy-duty trucking industry to natural gas, opening and adding incremental volume to the Company’s fueling infrastructure, the Company establishing relationships with new customers and expanding relationships with existing customers, and future growth and sales opportunities in all of the Company’s markets, which include trucking, refuse, airport, taxi and transit. Actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of several factors including, but not limited to, changes in the prices of natural gas relative to gasoline and diesel, the Company’s failure to recognize the anticipated benefits of building CNG and LNG stations, the availability and deployment of, as well as the demand for, natural gas engines that are well-suited for the U.S. long-haul, heavy-duty truck market, future availability of equity or debt financing needed to fund the growth of the Company’s business, the Company’s ability to efficiently manage its growth and retain and hire key personnel, the acceptance of natural gas vehicles in the Company’s markets, the availability of natural gas vehicles, relaxation or waiver of fuel emission standards, the Company’s ability to capture a substantial share of the anticipated growth in the market for natural gas fuel and otherwise compete successfully, the Company’s failure to manage risks and uncertainties related to its international operations, construction and permitting delays at station construction projects, the Company’s ability to integrate acquisitions, the availability of tax and related government incentives for natural gas fueling and vehicles, compliance with governmental regulations, the Company’s ability to source and supply sufficient LNG to meet the needs of its business, the Company’s ability to effectively manage its current LNG plants and the construction of new LNG plants, and the Company’s ability to manage and grow its RNG business. The forward-looking statements made herein speak only as of the date of this press release and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law. Additionally, the Company’s Form 10-K, filed on February 27, 2014 with the SEC (www.sec.gov), contains risk factors that may cause actual results to differ materially from the forward-looking statements contained in this press release.

Investor Contact:

Tony Kritzer
Director of Investor Communications
949.437.1403

News Media Contact:

Gary Foster

Senior Vice President, Corporate Communications

949.437.1113

Clean Energy Fuels Corp. and Subsidiaries

Condensed Consolidated Balance Sheets

December 31, 2013 and March 31, 2014

(Unaudited)

(In thousands, except share data)

	December 31, 2013	March 31, 2014
Assets
Current assets:
Cash and cash equivalents	$240,033	$154,328
Restricted cash	8,403	11,923
Short-term investments	138,240	164,482
Accounts receivable, net of allowance for doubtful accounts of $832 and $987 as of December 31, 2013 and March 31, 2014, respectively	53,473	60,144
Other receivables	26,285	19,266
Inventory, net	33,822	38,292
Prepaid expenses and other current assets	20,840	20,481
Total current assets	521,096	468,916
Land, property and equipment, net	487,854	520,984
Notes receivable and other long-term assets	73,697	72,582
Goodwill	88,548	86,869
Intangible assets, net	79,770	75,643
Total assets	$1,250,965	$1,224,994
Liabilities and Stockholders’ Equity
Current liabilities:
Current portion of long-term debt and capital lease obligations	$23,401	$14,543
Accounts payable	33,541	35,394
Accrued liabilities	46,745	42,575
Deferred revenue	16,419	18,563
Total current liabilities	120,106	111,075
Long-term debt and capital lease obligations, less current portion	532,017	543,320
Long-term debt, related party	65,000	65,000
Other long-term liabilities	15,304	11,350
Total liabilities	732,427	730,745
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.0001 par value. Authorized 1,000,000 shares; issued and outstanding no shares	—	—
Common stock, $0.0001 par value. Authorized 149,000,000 shares; issued and outstanding 89,364,397 shares and 89,858,816 shares at December 31, 2013 and March 31, 2014, respectively	9	9
Additional paid-in capital	883,045	890,880
Accumulated deficit	(367,782)	(396,375)
Accumulated other comprehensive loss	(700)	(4,160)
Total Clean Energy Fuels Corp. stockholders’ equity	514,572	490,354
Noncontrolling interest in subsidiary	3,966	3,895
Total stockholders’ equity	518,538	494,249
Total liabilities and stockholders’ equity	$1,250,965	$1,224,994

Clean Energy Fuels Corp. and Subsidiaries

Condensed Consolidated Statements of Operations

For the Three Months Ended March 31, 2013 and 2014

(In thousands, except share and per share data)

	Three Months Ended March 31,
	2013	2014
Revenue:
Product revenues	$83,483	$85,789
Service revenues	9,560	9,486
Total revenues	93,043	95,275
Operating expenses:
Cost of sales (exclusive of depreciation and amortization shown separately below):
Product cost of sales	46,814	67,867
Service cost of sales	3,927	3,764
Derivative (gains) losses:
Series I warrant valuation	466	(4,455)
Selling, general and administrative	32,876	33,490
Depreciation and amortization	10,158	11,515
Total operating expenses	94,241	112,181
Operating loss	(1,198)	(16,906)
Interest expense, net	(5,071)	(9,510)
Other expense, net	(390)	(1,286)
Loss from equity method investment	(76)	—
Gain from sale of equity method investment	4,705	—
Loss before income taxes	(2,030)	(27,702)
Income tax expense	(1,805)	(962)
Net loss	(3,835)	(28,664)
(Income) loss of noncontrolling interest	(36)	71
Net loss attributable to Clean Energy Fuels Corp.	$(3,871)	$(28,593)
Loss per share attributable to Clean Energy Fuels Corp.:
Basic	$(0.04)	$(0.30)
Diluted	$(0.04)	$(0.30)
Weighted-average common shares outstanding:
Basic	93,132,454	94,676,325
Diluted	93,132,454	94,676,325

Included in net loss are the following amounts (in millions):

	Three Months Ended March 31,
	2013	2014
Construction Revenues	$2.9	$16.3
Construction Cost of Sales	(2.7)	(13.4)
Fuel Tax Credits	26.2	0.0
Stock-based Compensation Expense, Net of Tax Benefits	(6.2)	(3.4)